UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

Wikisoft Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56239	35-2675388
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

315 Montgomery Street San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800)-706-0806

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Consulting Agreement

On February 18, 2021, Wikisoft Corp. a Nevada corporation (the “Company”) entered into a second Amendment to the Consulting Agreement (the “Second Amendment”) with Milestone Management Services, a limited liability company organized under the laws of the state of Nevada (“Milestone”) to amend the consulting agreement between the Company and Milestone effective as of August 1, 2020, as amended (the “Original Agreement”). Pursuant to the Original Agreement, Milestone agreed to provide strategic advisory services to the Company. Pursuant to a first amendment to the Original Agreement, which was entered into on September 21, 2020, the start date of the Original Agreement was delayed until March 1, 2021. Pursuant to the Second Amendment, the start date of the Original Agreement was delayed until June 1, 2022, however the Company in their sole discretion can elect to move up the start date of the Original Agreement to an earlier date. Other than the foregoing, no other material changes were made to the Original Agreement in the Second Amendment. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of the Second Amendment, which is field as Exhibit 10.1 hereto and incorporated by reference herein.

Redemption Agreement

On February 18, 2021, the Company entered into a Stock Redemption Agreement (the “Redemption Agreement”) with Saqoia, Inc. (“SI”), an entity which is owned and controlled by Rasmus Refer. Pursuant to the Redemption Agreement, the Company agreed to purchase, and SI agreed to sell, 14,000,000 shares (the “Shares”) of the Company’s common stock held by SI to the Company in exchange for $1.00, with the Shares then being returned to the Company’s authorized, but unissued shares of common stock. Rasmus Refer was previously the Chief Executive Officer of the Company from April 2019 to August 2020 and Director of the Company from April 2019 to November 2020. Prior to the Redemption Agreement, SI held 86,895,078 shares of the Company’s common stock, and after the Redemption Agreement, SI will hold 72,895,078 shares of the Company’s common stock of which Mr. Refer has voting and dipositive power. Mr. Refer also currently holds 3,500,000 shares of the Company’s common stock in his own name, and 3,500,000 shares held by Wikisoft Holdings, of which he has voting and dipositive power. The foregoing description of the Redemption Agreement does not purport to be complete and is qualified in its entirety by the full text of the Redemption Agreement, which is field as Exhibit 10.2 hereto and incorporated by reference herein.

Item 7.01. Regulation FD.

On February 22, 2021, the Company issued a Press Release (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1 10.2 99.1

Amendment to Consulting Agreement with Milestone Management Services dated February 18, 2021.

Stock Redemption Agreement with Saqoia, Inc. dated February 18, 2021.

Press Release of the registrant issued on February 22, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2021	Wikisoft Corp.

	By:	/s/ Carsten Kjems Falk
	Name: Title:	Carsten Kjems Falk Chief Executive Officer

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